UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-36341	38-3924636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2424 Garden of the Gods Road, Suite 300

Colorado Springs, CO 80919

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable

(Former name or former address, if changed since last report)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VEC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

On June 15, 2022, Vectrus, Inc. (the “Company”) held a special meeting of its shareholders (the “Special Meeting”) at the Company’s offices located at 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102, to vote on the proposals identified in the Company’s definitive proxy statement prepared in connection with the transactions contemplated by the Merger Agreement (as defined below) and filed with the Securities and Exchange Commission on May 9, 2022.

As of the close of business on May 6, 2022, the record date for the Special Meeting, there were 11,826,663 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) issued, outstanding and entitled to vote at the Special Meeting. 10,661,731 of all the shares of issued and outstanding Company Common Stock entitled to vote were represented in-person or by proxy at the Special Meeting. The tables below detail the final voting results for each proposal:

1.	Proposal to approve the issuance of Company Common Stock as merger consideration pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 7, 2022, by and among the Company, Vertex Aerospace Services Holding Corp. (“Vertex”), Andor Merger Sub, Inc. and Andor Merger Sub LLC, as may be amended from time to time (the “Share Issuance Proposal”).

Set forth below are the final voting results for the Share Issuance Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,567,758	498,620	5,926	589,427

2.	Proposal to approve an amendment and restatement of the Articles of Incorporation of the Company to change its name to “V2X, Inc.” (the “Charter Amendment Proposal”).

Set forth below are the final voting results for the Charter Amendment Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,231,992	421,849	7,890	N/A

3.	In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies, in the event that there were not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal or the Charter Amendment Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal and the Charter Amendment Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s shareholders for approval at the Special Meeting.

ITEM 8.01 OTHER EVENTS.

On June 15, 2022, the Company and Vertex issued a joint press release announcing the final results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of June 15, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2022	VECTRUS, INC.

	By:	/s/ Kevin T. Boyle
	Its:	Chief Legal Officer, General Counsel and Corporate Secretary